UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 12, 2005


                                KIRBY CORPORATION
             (Exact name of registrant as specified in its charter)

            NEVADA                        1-7615                 74-1884980
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

     55 WAUGH DRIVE, SUITE 1000                                   77007
          HOUSTON, TEXAS                                        (Zip Code)
(Address of principal executive offices)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (713) 435-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.
            ------------------------

     On May 19, 2005, Kirby Corporation's senior management will make a presentation to investors and analysts from 2:00 p.m. (Eastern time) until approximately 5:20 p.m. (Eastern time) in New York City. A live webcast of the presentation will be available to the public and replays will be available afterward. The webcast can be accessed by visiting Kirby's Web site at
http://www.kirbycorp.com/  or  by  following  the  link  below and selecting the
------------------------
streaming  audio  option:

     http://invite.mshow.com/findshow.aspx?usertype=0&cobrand=100&shownumber=235
     ---------------------------------------------------------------------------
506
---

     Reference:  Kirby  Corporation  Analyst  Day,  show  number  235506

     Copies of materials prepared by Kirby for the presentation will be available on May 19, 2005 on Kirby's Web site and in a Form 8-K to be filed by Kirby with the Securities and Exchange Commission on that date.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

     (c)  Exhibits

          99.1  Press Release dated May 12, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KIRBY CORPORATION
                                    (Registrant)

                                    By:       /s/ NORMAN W. NOLEN
                                       -----------------------------------------
                                                  Norman W. Nolen
                                       Executive Vice President, Treasurer
                                           and Chief Financial Officer

Dated:  May 12, 2005

                                  EXHIBIT INDEX



Exhibit 99.1   Press release dated May 12, 2005